EXHIBIT 10.3(a)


                                                                 EXECUTION COPY


                             STOCK PLEDGE AGREEMENT


     THIS STOCK PLEDGE AGREEMENT dated as of March 18, 1999 (the "Pledge Agreement") among UGLY DUCKLING CAR SALES AND FINANCE CORPORATION, an Arizona corporation formerly known as Duck Ventures, Inc. ("Pledgor"), as owner of all of the outstanding capital stock in Ugly Duckling Receivables Corp. ("UDRC"), a Delaware corporation, and Ugly Duckling Receivables Corp. II, a Delaware corporation ("UDRC II"), UGLY DUCKLING CORPORATION, a Delaware corporation ("UDC") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation ("Lender").

                             INTRODUCTORY STATEMENTS

     Pledgor is the sole holder of fifty (50) shares of common stock, $.01 par value per share in UDRC and fifty (50) shares of common stock, $.01 par value per share, in UDRC II (collectively, the "Pledged Shares"). UDC, as debtor, has on the date hereof entered into a Loan Agreement with Lender (the "Loan Agreement") pursuant to which UDC has borrowed money from Lender. Pledgor, which is wholly owned subsidiary of UDC, has agreed to pledge the Pledged Shares and any proceeds thereof as further security for the Obligations (as defined in the Loan Agreement). Accordingly, the Pledged Shares and any proceeds thereof will secure Obligations of UDC and Pledgor to Lender. Terms used herein but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

     In consideration of the premises and of the agreements herein contained, Pledgor, Lender and UDC agree as follows:

     Section 1. Definitions.

     (a) Capitalized terms used but not otherwise defined in this Pledge Agreement shall have the meanings specified therefor in the Loan Agreement.

     (b) As used herein, the term "Final Date" shall mean the date upon which all of the Obligations as defined in the Loan Agreement and all obligations under any other financing arrangement between UDC and Lender, or any Affiliate of either, have been fully paid and performed to the satisfaction of Lender. The term "Loan Documents" shall mean the Loan Agreement, this Pledge Agreement and any and all documents, instruments and agreements securing and/or relating to the Obligations of UDC or Pledgor to Lender.










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     Section 2. Pledge of Stock and Grant of Security Interest.  As security for the full and complete performance of all of the Obligations, Pledgor hereby delivers, pledges and assigns to the Lender and grants in favor of Lender a security interest in all of Pledgor's right, title and interest in and to the Pledged Shares, together with all of Pledgor's rights and privileges with respect thereto, all proceeds, income and profits thereof and all property received in exchange thereof or in substitution therefor (the "Collateral").

     Section 3. Dividends, Options, or Other Adjustments. Until the Final Date, Pledgor shall deliver as Collateral to the Lender any and all additional shares of stock or any other property of any kind distributable on or by reason of the Collateral, whether in the form of or by way of stock dividends, warrants, total or partial liquidation, conversion, prepayments, redemptions or otherwise, including cash dividends and any cash interest payments (excluding, however, so long as no Event of Default has occurred and is continuing, the 1998-D Spread Account Reduction Amount, if any). If any such dividends, interest payments, additional shares of capital stock, instruments, or other property, a security interest in which can only be perfected by possession, which are distributable on or by reason of the Collateral pledged hereunder, shall come into the possession or control of Pledgor, Pledgor shall forthwith transfer and deliver such property to Lender as Collateral hereunder.

     Section 4. Delivery of Share Certificates; Stock Powers. Pledgor shall promptly deliver to Lender, or cause UDRC or UDRC II or any other entity issuing the Collateral to deliver directly to Lender, share certificates or other instruments representing any Collateral issued to, acquired or received by Pledgor after the date of this Pledge Agreement with a stock or bond power duly executed by Pledgor. If, at any time Lender notifies Pledgor that it requires additional stock powers endorsed in blank, Pledgor shall promptly execute in blank and deliver the requested power to Lender.

     Section 5. Power of Attorney. Pledgor hereby constitutes and irrevocably appoints Lender as Pledgor's true and lawful attorney-in-fact, with the power, after the occurrence of an "Event of Default" under and as defined in the Loan Agreement, to the full extent permitted by law, to affix to any certificates and documents representing the Collateral, the stock or bond powers delivered with respect thereto, and to transfer or cause the transfer of Collateral, or any part thereof, on the books of UDRC or UDRC II or any other entity issuing such Collateral, to the name of Lender or any nominee of either, and thereafter to exercise with respect to such Collateral all the rights, powers and remedies of an owner. The power of attorney granted pursuant to this Pledge Agreement and all authority hereby conferred are granted and conferred solely to protect Lender's interest in the Collateral and shall not impose any duty upon Lender to exercise any power. This power of attorney shall be irrevocable as one coupled with an interest until the Final Date.

     Section 6. Inducing Representations of Pledgor. Pledgor represents and warrants to Lender that:

     (a)  The   Pledged   Shares  are  validly   issued,   fully  paid  for  and
          non-assessable.

     (b) The Pledged Shares represent all of the issued and outstanding capital stock of UDRC and UDRC II.

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     (c)  Pledgor  is the sole legal and  beneficial  owner of, and has good and marketable title to, the Pledged Shares, free and clear of all pledges, liens, security interests and other encumbrances except the security interest created by this Pledge Agreement, and Pledgor has the unqualified right and authority to execute and perform this Pledge Agreement.

     (d)  No  options,   warrants  or  other  agreements  with  respect  to  the
          Collateral are outstanding.

     (e) Any consent, approval or authorization of or designation or filing with any authority on the part of Pledgor which is required in connection with the pledge and security interest granted under this Pledge Agreement has been obtained or effected.

     (f) Neither the execution and delivery of this Pledge Agreement by Pledgor, the consummation of the transaction contemplated hereby nor the satisfaction of the terms and conditions of this Pledge Agreement:

          (i) conflicts with or results in any breach or violation of any provision of the articles of incorporation or bylaws of Pledgor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to Pledgor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over Pledgor;

          (ii) conflicts with, constitutes a default (or an event which with the giving of notice or the passage of time, or both, would constitute a default) by Pledgor under, or a breach of or contravenes any provision of, any agreement to which Pledgor or any of its subsidiaries is a party or by which it or any of their properties is or may be bound or affected, including without limitation any loan agreement, mortgage, indenture or other agreement or instrument; or

          (iii)results in or requires the creation of any lien upon or in respect of any of Pledgor's assets except the lien created by this Pledge Agreement.

     (g) With respect to all Pledged Shares heretofore delivered to and currently held by Lender, and upon delivery to Lender of any Pledged Shares hereafter issued to, acquired or received by Pledgor, Lender will have a valid, perfected security interest in and to the Collateral, enforceable as such against all other creditors of Pledgor and against all persons purporting to purchase any of the Collateral from Pledgor.


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     (h)  The  board of  directors  of UDRC and UDRC II have  duly  adopted  the resolutions identified on Exhibits A-1 and A-2, respectively, attached hereto (the "Standing Dividend Resolutions"), and such resolutions remains in full force and effect and have not been rescinded, amended, altered, revoked or modified in any respect. Pursuant to the Standing
          Dividend   Resolutions,   Pledgor  has  delivered  the  UDRC  Dividend
          Direction Letter and the UDRC II Dividend Direction Letter to the Trustee.

     Section 7. Obligations of the UDC and Pledgor. Pledgor further represents, warrants and covenants to Lender that:

     (a) Pledgor will not sell, transfer or convey any interest in, or suffer or permit any lien or encumbrance to be created upon or to exist with respect to, any of the Collateral during the term of this Pledge Agreement, other than the lien granted hereunder and the lien granted to General Electric Capital Corporation ("GECC") pursuant to the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement entered into as of August 15, 1997 among GECC, UDC, Pledgor, and certain other entities.

     (b) Pledgor will not cause or permit UDRC or UDRC II to enter into any securitization agreement or arrangement other than as set forth in the UDRC Securitization Documents or the UDRC II Securitization Documents, or substantially similar agreements and arrangements in the future, without the prior written consent of Lender.

     (c) Pledgor will not effect any securitizations through any subsidiary or affiliate other than UDRC II unless either (i) (A) Pledgor pledges to Lender all of the capital stock of any such subsidiary or affiliate (the "New Issuer") and Pledgor delivers to Lender a dividend direction letter executed by New Issuer and supported by a standing dividend resolution of the board of directors of New Issuer, which dividend direction letter and standing dividend resolution are each substantially similar to the UDRC II Dividend Direction Letter and the UDRC II Standing Dividend Resolution, or (B) New Issuer pledges directly to Lender all of its interests in any trust or other entity which issues interests in a securitization, and (ii) all other matters in connection with such securitization are reasonably satisfactory in form and substance to Lender.

     (d) Pledgor will, at Pledgor's expense, at any time and from time to time at the request of Lender do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably proposed by Lender to preserve, establish, demonstrate or enforce the rights, interests and remedies of Lender as created by, provided in, or emanating from this Pledge Agreement.

     (e) Pledgor will not take any action which would cause UDRC or UDRC II to issue any other capital stock without the prior written consent of Lender.

     (f) Pledgor will not consent to any amendment to the articles of incorporation of UDRC or UDRC II without the prior written consent of Lender.


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     (g)  Pledgor  will not take any  action  which  would  cause,  and will not consent to, any transfer by UDRC or UDRC II of the UDRC Class B Certificates or the UDRC II Class B Certificates.

     Section 8. Dividends. Pledgor has not and will not permit UDRC or UDRC II to, rescind, amend, alter, revoke or modify the Standing Dividend Resolutions, the UDRC Dividend Direction Letter or the UDRC II Dividend Direction Letter, as the case may be, in any respect without the prior written consent of Lender.

     Section 9. Voting Proxy. Pledgor hereby grants to Lender an irrevocable proxy to vote the Pledged Shares with respect to any matter permitted under the Articles of Incorporation of UDRC and UDRC II, as the case may be, which proxy shall continue until the Final Date. Pledgor represents and warrants that it has directed UDRC and UDRC II, in accordance with Section 217 of the Delaware General Corporation Law, to reflect on UDRC's and UDRC II's books, respectively, the right of Lender to vote the Pledged Shares. Upon the request of Lender, Pledgor shall deliver to Lender such further evidence of such irrevocable proxy to vote the Collateral as Lender may request pursuant hereto.

     Section 10. Rights of Lender. Lender may, at any time and without notice, discharge any taxes, liens, security interests or other encumbrances levied or placed on the Collateral, pay for the maintenance and preservation of the Collateral, or pay for insurance on the Collateral; the amount of such payments, plus any and all reasonable fees, costs and expenses of Lender (including attorneys' fees and disbursements) in connection therewith, shall be reimbursed by UDC within five (5) days of demand, with interest thereon from the date paid at the rate provided in the Loan Agreement.

     Section 11. Remedies Upon Event of Default under the Loan Agreement. Lender may exercise any one or more of the following remedies:

     (a) Upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, Lender may without notice to Pledgor:

          (i) cause the Collateral to be transferred to Lender's name or to the name of a nominee of Lender, and thereafter exercise as to such Collateral all of the rights, powers and remedies of an owner;

          (ii) collect by legal proceedings or otherwise all dividends, interest, principal payments, capital distributions and other sums now or hereafter payable on account of the Collateral, and hold all such sums as part of the Collateral, or apply such sums to the payment of the Obligations in such manner and order as Lender may decide, in its sole discretion; or


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          (iii)enter   into  any   extension,   subordination,   reorganization,
               deposit,   merger,  or  consolidation  agreement,  or  any  other
               agreement  relating  to  or  affecting  the  Collateral,  and  in
               connection   therewith   deposit  or  surrender  control  of  the
               Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in accordance with the provisions hereof.

     (b) In addition to all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction, upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, Lender shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), to proceed forthwith to collect, receive, appropriate and realize upon the Collateral, or any part thereof in one or more parcels in accordance with applicable securities laws and in a manner designed to ensure that such sale will not result in a distribution of the Pledged Shares in violation of
          Section 5 of the Securities Act of 1933, as amended (the "Securities Act") and on such terms (including a requirement that any purchaser of all or any party of the Collateral shall be required to purchase any securities constituting the Collateral solely for investment and without any intention to make a distribution thereof) as Lender, in its sole and absolute discretion, deems appropriate without any liability for any loss due a decrease in the market value of the Collateral during the period held. If any notification to Pledgor of intended disposition of the Collateral is required by law, such notification shall be deemed reasonable and properly given if mailed to Pledgor, postage prepaid, at least ten (10) days before any such disposition at the address indicated by Pledgor's signature. Any disposition of the Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of Lender to purchase all or any part of the Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in Pledgor, which right of equity is, to the extent permitted by applicable law, hereby expressly waived or released by Pledgor; or

     (c) Lender may elect to sell the Collateral on any credit terms which it deems reasonable. The out-of-pocket costs and expenses of such sale shall be for the account of Lender. The sale of any of the Collateral on credit terms shall not relieve Pledgor of its liability with respect to the Obligations. All payments received in respect of any sale of the Collateral by Lender shall be applied to the Obligations as and when such payments are received and any price received by the Collateral Agreement in respect of such sale shall be conclusive and binding upon Lender; or


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     (d)  Pledgor recognizes that it may not be feasible to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act, and that it may be necessary to sell privately to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view for the distribution or resale thereof. Pledgor agrees that private sales may be at prices and other terms less favorable to the Seller than if the Collateral were sold at public sale, and that Lender has no obligation to delay the sale of any Collateral for the period of time necessary to permit the registration of the Collateral for public sale under the Securities Act. Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner; or

     (e) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of the Collateral or any partial disposition of the Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same; or

     (f) Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold or disposed of, free from any other claim or right of whatever kind, including any equity or right of redemption of Pledgor. Pledgor specifically waives, to the extent permitted by applicable law, all rights of redemption, stay or appraisal which it may have under any rule of law or statute now existing or hereafter adopted; or

     (g) Lender shall not be obligated to make any sale or other disposition of the Collateral permitted under this Pledge Agreement, unless the terms thereof shall be satisfactory to Lender. Lender may, without notice or publication, adjourn any such private or public sale and, upon five
          (5) days' prior notice to Pledgor, hold such sale at any time or place to which the same may be so adjourned. In case of any such sale of all or any part of the Collateral on credit or future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the property so sold and, in the case of any such failure, such property may again be sold as herein provided.

     (h) All of the rights and remedies granted to Lender, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as Lender may deem expedient.

     Section 12. Limitation on Liability.

     (a) Neither Lender nor any of its respective directors, officers, employers or agents shall be liable to Pledgor, UDC, UDRC or UDRC II for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that Lender shall be liable for its own gross negligence, bad faith or willful misconduct.


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     (b)  Lender shall be protected and shall incur no liability to any party in relying upon the accuracy,  acting in reliance upon the contents,  and
          assuming  the   genuineness  of  any  notice,   demand,   certificate,
          signature, instrument or other document Lender reasonably believes to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary of any officer of Lender) Lender shall not be required to make any independent investigation with respect thereto. Lender shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder.

     (c) Lender may consult with qualified counsel, financial advisors or accountants and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel, financial advisors or accountants.

     Section 13. Indemnification. UDC and Pledgor jointly and severally agree to indemnify each of Lender, its Affiliates and Subsidiaries (as such terms are defined in the Loan Agreement) and their respective directors, officers, employees and agents, for, and hold each of Lender, its Affiliates and Subsidiaries and their respective directors, officers, employees and agents harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) arising our of or in connection with this Pledge Agreement and the transactions contemplated hereby, except any such loss, liability or expense as shall result from the respective gross negligence, bad faith or willful misconduct of each of Lender, its Affiliates and Subsidiaries or their respective directors, officers, employees or agents. The obligation of UDC and Pledgor under this Section shall survive the termination of this Pledge Agreement.

     Section 14. Termination. This Pledge Agreement shall continue in full force and effect until the Final Date. Subject to any sale or other disposition of the Collateral pursuant to and in accordance with this Pledge Agreement, the Collateral shall be returned to Pledgor on the Final Date. The obligation of UDC under Section 15 of this Pledge Agreement shall survive the termination of this Pledge Agreement.

     Section 15. Compensation and Reimbursement. UDC agrees for the benefit of Lender and as part of the Obligations to reimburse Lender upon its request for all reasonable expenses, disbursements and advances incurred or made by Lender in accordance with any provision of, or carrying out its duties and obligations under, this Pledge Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent certified public accounts and independent counsel), except any expense, disbursement or advances as may be attributable to negligence, bad faith or willful misconduct on the part of Lender.

     Section 16. Foreclosure Expenses of Lender. All expenses (including reasonable fees and disbursements of counsel) incurred in compliance with this Pledge Agreement by Lender in connection with any actual or attempted sale, exchange of, or any enforcement, collection, compromise or settlement respecting this Pledge Agreement or the Collateral, or any other action taken in compliance with this Pledge Agreement by Lender hereunder, whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the Obligation shall be deemed an Obligation for all purposes of this Pledge Agreement and Lender may apply the Collateral to payment of or reimbursement of itself for such liability.

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     Section 17.  Notices.  Any notice or other  communication  given  hereunder shall be in writing and shall be sent by registered mail, postage prepaid, overnight courier or personally delivered or facsimiles to the recipient as follows:

                  To Pledgor:

                           UGLY DUCKLING CAR SALES
                           AND FINANCE CORPORATION
                           2525 East Camelback Road
                           Suite 500
                           Phoenix, Arizona  85016
                           Attn: Jon D. Ehlinger
                           Facsimile:  (602) 852-6637

                           with a copy to:

                           SNELL & WILMER, L.L.P.
                           One Arizona Center
                           Phoenix, Arizona  85004-0001
                           Attention:  Timothy W. Moser
                           Facsimile:  (602) 382-6070


                  To Lender:

                           GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                           600 Steamboat Road
                           Greenwich, Connecticut  06830
                           Attention:  Ira J. Platt
                           Telephone: (203) 622-3882
                           Facsimile:   (203) 622-2090

                           with a copy to:

                           OFFICE OF THE GENERAL COUNSEL
                           GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                           600 Steamboat Road
                           Greenwich, Connecticut  06830
                           Telephone:  (203) 625-6065
                           Facsimile:    (203) 629-4640

                           with a copy to:

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


                           KIRKLAND & ELLIS
                           200 East Randolph
                           Chicago, Illinois 60601
                           Attention:  Kenneth P. Morrison
                           Telephone: (312) 861-2347
                           Facsimile:  (312) 861-2200

                  To UDC:

                           UGLY DUCKLING CORPORATION
                           2525 East Camelback Road
                           Suite 500
                           Phoenix, Arizona  85016
                           Attn:  Steven P. Johnson
                           Facsimile:  (602) 852-6696

                           with a copy to:

                           SNELL & WILMER, L.L.P.
                           One Arizona Center
                           Phoenix, Arizona  85004-0001
                           Attention:  Timothy W. Moser
                           Facsimile:  (602) 382-6070


     Section 18. General Provisions.

     (a) The failure of Lender to exercise or delay in exercising any right, power or remedy hereunder, shall not operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or any other agreement.

     (b) The representations, covenants and agreements of Pledgor herein contained shall survive the date hereof; provided, however, that only
          Section 13 shall survive after the Final Date.


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


     (c) Neither this Pledge Agreement nor the provisions hereof can be changed, waived or terminated unless any such change, waiver or termination shall be in writing, signed by the parties hereto. This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors, legal representatives and assigns. If any provision of this Pledge Agreement shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

     (d) This Pledge Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

     (e) THE VALIDITY OF THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

     THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGE AGREEMENT MAY BE TRIED AND LITIGATED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. PLEDGOR, COLLATERAL AGENT AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGE AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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




                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Pledge Agreement on the date first above written.


                              UGLY DUCKLING CAR SALES AND FINANCE
                              CORPORATION, an Arizona corporation

                              By:               /S/ JON EHLINGER
                                                ----------------
                              Name:             Jon Ehlinger
                              Title:            Secretary



                              UGLY DUCKLING CORPORATION,
                              a Delaware corporation

                              By:               /S/ DONALD L. ADDINK
                                                --------------------
                              Name:             Donald L. Addink
                              Title:            Senior Vice President




                              GREENWICH CAPITAL FINANCIAL PRODUCTS,INC., a Delaware corporation


                              By:               /S/ IRA PLATT
                                                -------------
                              Name:             Ira Platt
                              Title:            Vice President



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